Transparent Value Trust

330 Madison Avenue, 10th Floor

New York, NY 10017

June 11, 2014

Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549-1520

RE:	Transparent Value Trust (the “Registrant”)

File Nos. 033-159992; 811-22309

On behalf of the Registrant and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement, dated May 23, 2014, to the Prospectuses dated January 28, 2014, for the Transparent Value Small-Cap Fund (the “Fund”). The purpose of the filing is to submit the 497(c) filing dated May 23, 2014 in XBRL for the Fund.

If you have any questions regarding this filing, please contact Rhonda Mills, Vice President and Associate Counsel with the Trust’s service provider, ALPS Fund Services, Inc., at 720-917-0983.

Sincerely,

/s/ Armen Arus

Armen Arus

President